SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         February 4, 1998



                       THE PITTSTON COMPANY
      (Exact Name of registrant as specified in its charter)





    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

Item 5.  Other Events

          On February 4, 1998, the Registrant's wholly-owned subsidiary, BAX Global Inc. ("BAX Global"), the operating unit of the Pittston Burlington Group, announced that it has signed an agreement to acquire, subject to regulatory and judicial approvals and other conditions to closing, Air Transport International LLC, a privately held, U.S. based freight and passenger airline. BAX Global's press release dated February 4, 1998, is filed as an exhibit to this report and is incorporated herein by reference.


                             EXHIBITS

99(a) Press release of BAX Global Inc., wholly-owned subsidiary of the Registrant, dated February 4, 1998.



                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ Austin F. Reed
                                Vice President, General Counsel
                                  and Secretary


Dated: February 4, 1998

                             EXHIBITS



Exhibit        Description

99(a) Press release of BAX Global Inc., wholly-owned subsidiary of the Registrant, dated February 4, 1998.